UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 22, 2005
                                                         ----------------

                            Bay National Corporation
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Maryland                      333-87781                  52-2176710
      --------                      ---------                  ----------
(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)


                2328 West Joppa Road
                Lutherville, Maryland                     21093
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On March 22, 2005, Bay National Corporation received notice that one of its Directors, Margaret K. Riehl, will resign from the Board of Directors effective as of May 24, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BAY NATIONAL CORPORATION

Date: March  22, 2005                   By:  /s/ Hugh W. Mohler
                                        -------------------------
                                        Hugh W. Mohler, President


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